Exhibit 99.3
1Q 2023 Earnings Call 17 February 2023 19 Exhibit 99.3 (Furnished herewith)

2 John Deere | 1Q 2023 Earnings Call | February 17, 2023 Safe Harbor Statement and Disclosures The earnings call and accompanying material include “forward-looking statements” within the meaning of the Safe Harbor Provisions of the U.S. Private Securities Litigation Reform Act of 1995 and concern the company’s plans and projections for the future, including estimates and assumptions with respect to economic, political, technological, weather, market acceptance, acquisitions and divestitures of businesses, anticipated transaction costs, the integration of new businesses, anticipated benefits of acquisitions, and other factors that impact our businesses and customers. They also may include financial measures that are not in conformance with accounting principles generally accepted in the United States of America (GAAP). Words such as “forecast,” “guidance,” “projection,” “outlook,” “prospects,” “expected,” “estimated,” “will,” “plan,” “anticipate,” “intend,” “believe,” “likely,” “future,” “may,” or other similar words or phrases often identify forward-looking statements. Actual results may differ materially from those projected in these forward-looking statements based on a number of factors and uncertainties, including those related to the conflict between Russia and Ukraine. Additional information concerning factors that could cause actual results to differ materially is contained in the company’s most recent annual report on Form 10-K and other filings with the U.S. Securities and Exchange Commission, and is incorporated by reference herein. Investors should refer to and consider the incorporated information on risks and uncertainties in addition to the information presented here. The company, except as required by law, undertakes no obligation to update or revise its forward-looking statements whether as a result of new developments or otherwise. The call and accompanying materials are not an offer to sell or a solicitation of offers to buy any of the company’s securities. 20

3 John Deere | 1Q 2023 Earnings Call | February 17, 2023 1Q 2023 Results ($ millions except where noted) $9,569 $12,652 1Q 2022 1Q 2023 $8,531 $11,402 1Q 2022 1Q 2023 $903 $1,959 1Q 2022 1Q 2023 $2.92 $6.55 1Q 2022 1Q 2023 34% Net Sales and Revenues Net Sales (Equipment Operations) Net Income (attributable to Deere & Company) Diluted EPS ($ per share) 32% 117% 124% 21

4 John Deere | 1Q 2023 Earnings Call | February 17, 2023 Production and Precision Ag 1Q 2023 Results $ in millions $3,356 $5,198 1Q 2022 1Q 2023 Net Sales 55% Operating Profit Comparison $1,208 $613 $53 ($51) $296 $741 ($46) ($15) ($256) ($127) 1Q 2022 Volume/ Mix Price Currency Warranty Production Costs SA&G/ R&D Special Items Other 1Q 2023 22

5 John Deere | 1Q 2023 Earnings Call | February 17, 2023 Small Ag and Turf 1Q 2023 Results $ in millions $2,631 $3,001 1Q 2022 1Q 2023 Net Sales 14% Operating Profit Comparison $447 $64 $9 ($44) $371 $300 ($18) ($1) ($185) ($49) 1Q 2022 Volume/ Mix Price Currency Warranty Production Costs SA&G/ R&D Special Items Other 1Q 2023 23

6 John Deere | 1Q 2023 Earnings Call | February 17, 2023 Ag and Turf Industry Outlook (in units) – FY 2023 Source: Deere & Company forecast as of 17 February 2023 U.S. and CANADA LARGE AG 5-10% EUROPE AG Flat to up 5% SOUTH AMERICA AG (tractors and combines) Flat to up 5% U.S. and CANADA SMALL AG and TURF Down ~5% ASIA AG Down moderately 24

7 John Deere | 1Q 2023 Earnings Call | February 17, 2023 Production and Precision Ag Business Segment Outlook Source: Deere & Company forecast as of 17 February 2023 19.9% FY 2022 FY 2023 Fcst $22,002 FY 2022 FY 2023 Fcst Net Sales 23.5-24.5% Operating Margin ~20% 25

8 John Deere | 1Q 2023 Earnings Call | February 17, 2023 $13,381 FY 2022 FY 2023 Fcst Small Ag and Turf Business Segment Outlook Source: Deere & Company forecast as of 17 February 2023 14.6% FY 2022 Fcst FY 2023 Fcst Flat to up 5% 14.5-15.5% Net Sales Operating Margin 26

9 John Deere | 1Q 2023 Earnings Call | February 17, 2023 Construction and Forestry 1Q 2023 Results $ in millions $2,544 $3,203 1Q 2022 1Q 2023 Net Sales 26% Operating Profit Comparison $625 $148 ($2) ($187) ($24) $28 $272 $343 $27 $20 1Q 2022 Volume/ Mix Price Currency Warranty Production Costs SA&G/ R&D Special Items Other 1Q 2023 27

10 John Deere | 1Q 2023 Earnings Call | February 17, 2023 Construction and Forestry Industry Outlook (in units) – FY 2023 Source: Deere & Company forecast as of 17 February 2023 NORTH AMERICA COMPACT CONSTRUCTION EQUIPMENT Flat to up 5% GLOBAL FORESTRY Flat NORTH AMERICA CONSTRUCTION EQUIPMENT Flat to up 5% GLOBAL ROADBUILDING Flat 28

11 John Deere | 1Q 2023 Earnings Call | February 17, 2023 Construction and Forestry Business Segment Outlook Source: Deere & Company forecast as of 17 February 2023 16.1% FY 2022 FY 2023 Fcst $12,534 FY 2022 FY 2023 Fcst 17-18% 10-15% Net Sales Operating Margin 29

12 John Deere | 1Q 2023 Earnings Call | February 17, 2023 Financial Services Net Income – Results and Outlook Source: Deere & Company forecast as of 17 February 2023 $231 $185 1Q 2022 1Q 2023 Quarter Results Fiscal Year Outlook $880 $820 FY 2022 FY 2023 Fcst ~ 30

13 John Deere | 1Q 2023 Earnings Call | February 17, 2023 Deere & Company Outlook Effective Tax Rate* Net Income (attributable to Deere & Co.) $8.75-9.25B 23-25% FY 2023 FORECAST Net Operating Cash Flow* $9.25-9.75B *Equipment Operations Source: Deere & Company forecast as of 17 February 2023 31

14 John Deere | 1Q 2023 Earnings Call | February 17, 2023 Appendix 32

15 John Deere | 1Q 2023 Earnings Call | February 17, 2023 ($ millions) 1Q 2023 FY 2023 Forecast Cost of Sales (percent of Net Sales) 70% ~69% Selling, Administrative and General Expenses 19% ~16% Research and Development Expenses 23% ~14% Capital Expenditures ~ $1,400 Pension/OPEB Expenses ~ $220 Pension/OPEB Contributions ~ $200 Other Financial Information Equipment Operations Source: Deere & Company forecast as of 17 February 2023 33

16 John Deere | 1Q 2023 Earnings Call | February 17, 2023 January 2023 Retail Sales (Rolling 3 Months) and Dealer Inventories Retail Sales U.S. and Canada Ag Industry* Deere** 2WD Tractors (< 40 PTO hp) 25% More than the industry 2WD Tractors (40 < 100 PTO hp) 9% In line with the industry 2WD Tractors (100+ PTO hp) 4% More than the industry 4WD Tractors 26% More than the industry Combines 37% More than the industry Deere Dealer Inventories*** U.S. and Canada Ag 2023 2022 2WD Tractors (100+ PTO hp) 25% 15% Combines 16% 7% * As reported by the Association of Equipment Manufacturers ** As reported to the Association of Equipment Manufacturers *** In units as a % of trailing 12 months retail sales, as reported to the Association of Equipment Manufacturers 34

17 John Deere | 1Q 2023 Earnings Call | February 17, 2023 Retail Sales U.S. and Canada Deere* Selected Turf and Utility Equipment High single digit Construction and Forestry First-in-the-Dirt Settlements Double digits Double digits January 2023 Retail Sales (Rolling 3 Months) Retail Sales Europe Ag Deere* Tractors Single digit Combines Double digits * Based on internal sales reports 35

18 John Deere | 1Q 2023 Earnings Call | February 17, 2023 Deere Use-of-Cash Priorities SHARE REPURCHASE Manage the balance sheet, including liquidity, to support a rating that provides access to low-cost and readily available short- and long-term funding mechanisms (reflects the strategic nature of our financial services operation) Fund value-creating investments in our businesses Consistently and moderately raise dividend targeting a 25-35% payout ratio of mid-cycle earnings Consider share repurchase as a means to deploy excess cash to shareholders, once above requirements are met COMMITTED TO “A” RATING FUND OPERATING & GROWTH NEEDS COMMON STOCK DIVIDEND CASH FROM OPERATIONS 36

19 John Deere | 1Q 2023 Earnings Call | February 17, 2023 Sustainability We’re running for a world where people and planet prosper. View the 2022 Sustainability Report at: https://www.deere.com/en/our-company/sustainability/ 37

20 John Deere | 1Q 2023 Earnings Call | February 17, 2023 Deere & Company’s 2Q 2023 earnings call is scheduled for 9:00 a.m. Central Time on Friday, 19 May 2023. 38

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